UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2008

Annual Report to Shareholders

DWS International Value Opportunities Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Directors and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 3.51%, 4.31% and 3.26% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/08
DWS International Value Opportunities Fund	1-Year	Life of Fund*
Class A	-10.72%	4.71%
Class C	-11.43%	3.92%
Institutional Class	-10.56%	5.03%
MSCI EAFE Index+	-14.41%	2.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 8/31/08	$ 10.66	$ 10.64	$ 10.67
8/31/07	$ 12.27	$ 12.25	$ 12.27
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .09	$ —	$ .12
Capital Gain Distributions	$ .25	$ .25	$ .25
Class A Lipper Rankings — International Large-Cap Value Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	74	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Value Opportunities Fund — Class A [] MSCI EAFE Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/08
DWS International Value Opportunities Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$8,414	$10,407
	Average annual total return	-15.86%	1.87%
Class C	Growth of $10,000	$8,857	$10,864
	Average annual total return	-11.43%	3.92%
MSCI EAFE Index+	Growth of $10,000	$8,559	$10,543
	Average annual total return	-14.41%	2.47%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Value Opportunities Fund — Institutional Class [] MSCI EAFE Index+

Comparative Results as of 8/31/08
DWS International Value Opportunities Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$894,400	$1,111,400
	Average annual total return	-10.56%	5.03%
MSCI EAFE Index+	Growth of $1,000,000	$855,900	$1,054,300
	Average annual total return	-14.41%	2.47%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 3.33% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/08
DWS International Value Opportunities Fund	1-Year	Life of Fund*
Class S	-10.62%	4.93%
MSCI EAFE Index+	-14.41%	2.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/08	$ 10.67
8/31/07	$ 12.27
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .11
Capital Gain Distributions	$ .25
Class S Lipper Rankings — International Large-Cap Value Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	74	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Value Opportunities Fund — Class S [] MSCI EAFE Index+

Comparative Results as of 8/31/08
DWS International Value Opportunities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$8,938	$11,092
	Average annual total return	-10.62%	4.93%
MSCI EAFE Index+	Growth of $10,000	$8,559	$10,543
	Average annual total return	-14.41%	2.47%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2008 to August 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 892.10	$ 888.90	$ 892.80	$ 893.60
Expenses Paid per $1,000*	$ 7.70	$ 11.49	$ 6.47	$ 6.57
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,016.99	$ 1,012.97	$ 1,018.30	$ 1,018.20
Expenses Paid per $1,000*	$ 8.21	$ 12.25	$ 6.90	$ 7.00
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS International Value Opportunities Fund	1.62%	2.42%	1.36%	1.38%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Value Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Value Opportunities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Klaus Kaldemorgen

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1982 and the fund in 2006.

• Head of Equities: Germany; senior portfolio manager of international equities; Managing Director of DWS Investment GmbH: Frankfurt.

• Master's degree in economics, Johannes-Gutenberg University, Mainz.

Carmen Weber, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2006.

• Senior portfolio manager for Global Equities: Frankfurt.

• Prior to that, Head of Growth and Equity Funds at Metzler.

• Over 13 years of investment industry experience.

• BA, University of Siegen, Germany.

In the following interview, the portfolio management team discusses the recent market environment and DWS International Value Opportunities Fund's strategy during the 12-month period ended August 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the annual period?

A: International equities performed poorly during the year under review, returning -14.41% as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.1 The factors underlying the downturn in the overseas markets were largely the same as those that pressured performance in the United States. Foremost among these was the fallout from the US housing and credit crises, the effects of which weighed on economic growth worldwide. Additionally, a number of countries — including the United Kingdom, Ireland and Spain — suffered their own sharp declines in property values. Also hurting stock market performance was the spike in the price of oil, which threatened to crimp corporate profit margins and increase inflation pressures.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

As was the case in the US stock market, this combination of factors led to underperformance for the types of stocks most vulnerable to these issues: financial, real estate and consumer shares. At the same time, stocks with exposure to rising commodity prices, including those in the energy and materials sectors, generally outperformed.

Continuing a trend that has been in place for several years, currency performance was generally helpful to US-based investors. When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments. The dollar was indeed weak for much of the past year, cushioning some of the downside for US investors.

Q: How did the fund perform?

A: Although the negative market environment caused the fund to lose ground on an absolute basis, it nonetheless outperformed both its benchmark and its peer group. For the 12 months ended August 31, 2008, the total return of the fund's Class A shares was -10.72%, ahead of the -14.41% return of the MSCI EAFE Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

We are also pleased to report that the fund's one-year return placed its Class A shares fifth among the 74 funds in the Lipper International Large-Cap Value Funds category.2

2 The Lipper International Large-Cap Value Fund's category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-US BMI.

How is the fund managed?

"Our investment approach combines both bottom-up stock picking and a top-down, thematic component. We are strict value investors in that we look for stocks that are attractively valued by traditional measures, such as lower price-to-book ratios, higher dividend yields and stable cash flows. Most important, we look to invest in stocks that are fundamentally mispriced and where there is a catalyst for a positive re-pricing to occur over time. Our goal is to construct a focused portfolio of what we see as the 50-70 best investment ideas in the international markets, even if this causes the portfolio's sector and regional weightings to deviate from the benchmark index. We believe having the flexibility to invest in smaller off-benchmark companies is critical to achieving long-term outperformance.

While the primary focus of the fund is on individual stock selection, the top-down component plays an important part in determining where we look for opportunities. We use a wide range of inputs to assess the broader investment environment, including the global economic cycle, valuations, investor sentiment, growth trends, interest rates, money flows and trends in demographics, politics and technology."

Portfolio Manager Carmen Weber

Q: What elements of the fund's positioning made the largest contribution to performance?

A: One of the most important factors in the fund's relative outperformance was our decision to hold a substantial underweight in financial stocks, the worst-performing segment of the market.3 Notably, none of the fund's holdings in financials are banking stocks, but rather diversified financial companies such as Allianz SE. The underweight in financials was based not just on individual company fundamentals, but also on our analysis of the broader factors affecting the market. In our view, this illustrates the potential value of incorporating both top-down and bottom-up analysis.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

We delivered the largest margin of outperformance in information technology, a sector that came under pressure due to concerns that slower growth would result in slower spending on technology by both consumers and businesses. Our leading contributor in IT was Landi Ranzo SpA, an Italian company that makes a device that can be built into cars to help them achieve greater fuel efficiency. This product has become more economical for consumers following the rapid rise in gas prices, helping the company to generate rising sales growth worldwide. Germany's SAP AG also made a positive contribution within technology. SAP has underperformed for years, which enabled us to establish a position at an attractive valuation level. Investors have since begun to recognize that the company features good technology, a market-leading position and the ability to grow its revenues in both up and down markets. SAP's valuation has been re-rated upward as a result, helping it to deliver a robust gain at a time when most tech stocks lost ground.

The consumer sector also proved to be a strong area for the fund. In the consumer staples group, the top performer was Danisco A/S, a Danish stock that rose sharply after the company announced a restructuring initiative that was well received by investors. And in the consumer discretionary sector, two UK-based companies — Punch Taverns PLC and Compass Group PLC — both performed very well at a time when most stocks in this group lost ground on concerns about slowing consumer spending.

Q: What detracted from the fund's results?

A: Our stock selection was least effective in the telecommunications, utilities and energy sectors. The largest individual detractor was Telenor ASA, a Norwegian telecom that generates a large portion of its revenues from the emerging markets. Telenor lost ground in the final months of the period when virtually any stock with emerging-markets exposure was hurt by concerns about slowing global growth. We believe the stock is very inexpensive at these levels, however, and we continue to view its extensive business in the developing world as a long-term positive.

In utilities, the Spanish company Sociedad General de Aguas de Barcelona SA lagged largely as a result of the substantial underperformance of Spain's stock market. We continue to hold the stock in the fund, as it has been bid for by a rival and was trading at a significant discount to the proposed purchase price as of the close of the period.

Also weighing on performance was Gazprom, a Russian energy stock that fell sharply following the country's invasion of Georgia and the resulting increase in the perceived political risk associated with investing in Russia.

Q: Has the down market created opportunities for your value-oriented approach?

A: Yes. While volatility can be unsettling for individual investors, we look at it as an opportunity to purchase discounted shares of stocks on our "buy list." Earlier in the period, our decision to eliminate the fund's positions in financial stocks caused us to build a larger-than-normal cash position. At its peak, this cash weighting reached nearly 20% of the fund's net assets. As the year has progressed, we have put much of this cash back to work as opportunities have become available. For instance, the sell-off in Hong Kong sparked a decline in two utility stocks, CLP Holdings Ltd. and HongKong Electric Holdings Ltd. Both have strong balance sheet structures and high cash flows and we view them as defensive investments at a time of turmoil in the world economy. We also added Rio Tinto PLC to the portfolio after a broader downturn in the mining sector caused its shares to lose over a third of their value in just a matter of months. British Energy Group PLC, a supplier of nuclear power, also declined to a level that we believed was compelling given its interesting collection of assets.

We believe this approach — using volatility to selectively buy stock in fundamentally sound companies at attractive valuations — is the one of the most important ways we can add value in a down market.

Q: What is your overall view on the international equity markets?

A: We retain a cautious view on the broader investment environment. The International Monetary Fund has cut its 2009 estimate for global growth to 2.6%, which would represent a significant slowdown from the levels of recent years. It is therefore reasonable to expect further reductions to analysts' earnings estimates. While this outlook may appear negative on the surface, a difficult environment gives us the chance to generate outperformance through the strength of our individual stock selection. In an investment universe as large as the international markets, we believe there will always be compelling value opportunities for those who know where to look. Market trends are transitory, but we believe the value approach is timeless in its ability to separate the winners from the losers over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/08	8/31/07

Common Stocks	97%	99%
Cash Equivalents	2%	—
Preferred Stocks	1%	1%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/08	8/31/07

Europe (excluding the United Kingdom)	66%	65%
United Kingdom	18%	25%
Japan	10%	6%
United States and Canada	—	2%
Pacific Basin	4%	2%
Latin America	2%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	8/31/08	8/31/07

Industrials	23%	19%
Utilities	15%	8%
Energy	13%	9%
Health Care	12%	—
Consumer Discretionary	10%	4%
Financials	8%	22%
Information Technology	6%	4%
Telecommunication Services	6%	6%
Consumer Staples	4%	9%
Materials	3%	19%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2008 (27.0% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores for, produces and refines petroleum	Netherlands	4.0%
2. Oesterreichische Elektrizitaetswirtschafts AG Generates and distributes electricity	Austria	2.8%
3. Stagecoach Group PLC Provides and operates public transportation services	United Kingdom	2.7%
4. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.7%
5. Landi Renzo SpA Manufactures auto components	Italy	2.6%
6. GlaxoSmithKline PLC Develops, manufactures, and markets vaccines and medicines	United Kingdom	2.5%
7. Danisco A/S Develops, produces and markets food ingredients	Denmark	2.5%
8. Total SA Produces, refines, transports, and markets oil and natural gas	France	2.5%
9. IVG Immobilien AG Owns, develops and manages real estate	Germany	2.4%
10. Demag Cranes AG Manufactures cranes	Germany	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2008

	Shares	Value ($)

Common Stocks 98.3%
Austria 2.8%
Oesterreichische Elektrizitaetswirtschafts AG "A" (Verbund) (Cost $475,851)	7,000	529,139
Brazil 2.0%
Petroleo Brasileiro SA (ADR) (Cost $336,945)	7,000	369,180
Denmark 4.2%
A P Moller-Maersk A/S "B"	30	335,474
Danisco A/S	7,000	467,863
(Cost $758,673)		803,337
Finland 2.4%
Metso Corp.	5,000	195,130
Nokia Oyj	10,000	251,597
(Cost $456,393)		446,727
France 4.7%
Sanofi-Aventis SA	6,000	425,963
Total SA	6,500	467,301
(Cost $945,229)		893,264
Germany 26.7%
Allianz SE (Registered)	2,500	417,561
Custodia Holding AG	60	45,323
Daimler AG (Registered)	5,500	321,462
Daldrup & Soehne AG*	5,000	242,107
Demag Cranes AG	8,000	437,973
Deutsche Lufthansa AG (Registered)	15,000	322,796
Deutsche Telekom AG (Registered)	20,000	331,649
E.ON AG	6,000	350,574
INTERSEROH AG	4,000	325,161
IVG Immobilien AG	25,000	461,280
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,000	311,452
Norddeutsche Affinerie AG	7,000	324,450
Roth & Rau AG*	4,000	205,513
SAP AG	5,000	280,029
Software AG	4,000	293,378
Vossloh AG	3,000	391,362
(Cost $5,359,766)		5,062,070
Hong Kong 3.7%
CLP Holdings Ltd.	40,000	325,609
HongKong Electric Holdings Ltd.	60,000	380,560
(Cost $685,064)		706,169
Italy 4.1%
Eni SpA	9,000	293,044
Landi Renzo SpA	70,000	487,610
(Cost $694,590)		780,654
Japan 9.5%
Eisai Co., Ltd.	10,000	397,949
Fields Corp.	200	411,871
Mitsubishi Corp.	13,000	360,011
Tokyo Electron Ltd.	5,000	283,815
Tokyo Marine Holdings, Inc.	10,000	339,655
(Cost $1,858,966)		1,793,301
Netherlands 5.3%
Koninklijke Vopak NV	4,091	241,155
Royal Dutch PLC "A" (b)	10,015	350,091
Royal Dutch PLC "A" (b)	12,000	419,429
(Cost $1,038,304)		1,010,675
Norway 1.7%
Telenor ASA (Cost $479,037)	20,000	314,319
Russia 1.5%
Gazprom (ADR) (Cost $393,563)	7,000	273,000
Spain 2.9%
Iberdrola SA	20,000	241,038
Sociedad General de Aguas de Barcelona SA "A"	13,000	309,743
(Cost $761,179)		550,781
Switzerland 8.6%
Nestle SA (Registered)	8,000	352,542
Novartis AG (Registered)	7,500	418,565
OC Oerlikon Corp. AG (Registered)*	1,500	350,755
Roche Holding AG (Genusschein)	3,000	505,716
(Cost $1,679,354)		1,627,578
United Kingdom 18.2%
British Energy Group PLC	20,000	268,040
Centrica PLC	60,000	357,114
Compass Group PLC	60,000	399,549
De La Rue PLC	25,000	400,612
GlaxoSmithKline PLC	20,000	470,739
Punch Taverns PLC	45,000	237,981
Rio Tinto PLC	3,800	361,580
Stagecoach Group PLC	90,000	522,972
Vodafone Group PLC	170,000	435,436
(Cost $3,551,338)		3,454,023
Total Common Stocks (Cost $19,474,252)		18,614,217

Preferred Stocks 1.3%
Germany
Eurokai KGaA (Cost $282,807)	3,500	255,988

Cash Equivalents 2.0%
Cash Management QP Trust, 2.44% (a) (Cost $378,234)	378,234	378,234
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $20,135,293)+	101.6	19,248,439
Other Assets and Liabilities, Net	(1.6)	(305,705)
Net Assets	100.0	18,942,734
* Non-income producing security
+ The cost for federal income tax purposes was $20,195,510. At August 31, 2008, net unrealized depreciation for all securities based on tax cost was $947,071. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $639,265 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,586,336.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2008
Assets
Investments:
Investments in securities, at value (cost $19,757,059)	$ 18,870,205
Investment in Cash Management QP Trust (cost $378,234)	378,234
Total investments, at value (cost $20,135,293)	19,248,439
Foreign currency, at value (cost $144,993)	143,453
Receivable for Fund shares sold	23,674
Dividends receivable	22,390
Interest receivable	3,939
Foreign taxes recoverable	27,097
Due from Advisor	6,964
Other assets	30,111
Total assets	19,506,067
Liabilities
Payable for investments purchased	457,224
Other accrued expenses and payables	106,109
Total liabilities	563,333
Net assets, at value	$ 18,942,734
Net Assets Consist of
Undistributed net investment income	480,270
Net unrealized appreciation (depreciation) on: Investments	(886,854)
Foreign currency	(4,802)
Accumulated net realized gain (loss)	(1,433,576)
Paid-in capital	20,787,696
Net assets, at value	$ 18,942,734

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,189,624 ÷ 486,755 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 10.66
Maximum offering price per share (100 ÷ 94.25 of $10.66)	$ 11.31

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,533,791 ÷ 238,203 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 10.64
Class S Net Asset Value, offering and redemption price(a) per share ($3,954,561 ÷ 370,769 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 10.67
Institutional Class Net Asset Value, offering and redemption price(a) per share ($7,264,758 ÷ 681,034 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 10.67
(a) Redemption price per share held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $67,177)	$ 540,924
Interest	18,874
Interest — Cash Management QP Trust	60,998
Total Income	620,796
Expenses: Management fee	178,309
Administration fee	23,391
Distribution and service fees	47,478
Services to shareholders	21,598
Custodian fee	46,251
Legal	24,390
Audit and tax fees	66,460
Directors' fees and expenses	3,112
Interest expense on foreign cash overdrafts	11,405
Reports to shareholders	45,033
Registration fees	51,422
Other	13,648
Total expenses before expense reductions	532,497
Expense reductions	(177,135)
Total expenses after expense reductions	355,362
Net investment income (loss)	265,434
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(822,250)
Foreign currency	(39,275)
(861,525)
Change in net unrealized appreciation (depreciation) on: Investments	(2,087,586)
Foreign currency	(1,182)
(2,088,768)
Net gain (loss)	(2,950,293)
Net increase (decrease) in net assets resulting from operations	$ (2,684,859)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2008	2007
Operations: Net investment income (loss)	$ 265,434	$ 170,538
Net realized gain (loss)	(861,525)	81,683
Change in net unrealized appreciation (depreciation)	(2,088,768)	1,060,455
Net increase (decrease) in net assets resulting from operations	(2,684,859)	1,312,676
Distributions to shareholders from: Net investment income: Class A	(35,199)	(16,016)
Class C	—	(3,012)
Class S	(35,967)	(23,240)
Institutional Class	(87,410)	(19,427)
Net realized gains: Class A	(100,339)	—
Class C	(74,225)	—
Class S	(79,363)	—
Institutional Class	(182,409)	—
Total distributions	(594,912)	(61,695)
Fund share transactions: Proceeds from shares sold	11,958,171	14,430,162
Reinvestment of distributions	529,429	59,784
Cost of shares redeemed	(10,631,405)	(636,733)
Redemption fees	231	742
Net increase (decrease) in net assets from Fund share transactions	1,856,426	13,853,955
Increase (decrease) in net assets	(1,423,345)	15,104,936
Net assets at beginning of period	20,366,079	5,261,143
Net assets at end of period (including undistributed net investment income of $480,270 and $83,529, respectively)	$ 18,942,734	$ 20,366,079

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.19	.02
Net realized and unrealized gain (loss)	(1.41)	1.93	.23
Total from investment operations	(1.27)	2.12	.25
Less distributions from: Net investment income	(.09)	(.10)	—
Net realized gains	(.25)	—	—
Total distributions	(.34)	(.10)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.66	$ 12.27	$ 10.25
Total Return (%)[c,d]	(10.72)	20.67	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	1
Ratio of expenses before expense reductions (%)	2.43	4.51	9.51*
Ratio of expenses after expense reductions (%)	1.61[e]	2.05[e]	1.56*
Ratio of net investment income (loss) (%)	1.17	1.62	1.74*
Portfolio turnover rate (%)	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.57% and 1.51% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 10.23	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.10	.01
Net realized and unrealized gain (loss)	(1.41)	1.93	.22
Total from investment operations	(1.36)	2.03	.23
Less distributions from: Net investment income	—	(.01)	—
Net realized gains	(.25)	—	—
Total distributions	(.25)	(.01)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.64	$ 12.25	$ 10.23
Total Return (%)[c,d]	(11.43)	19.90	2.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	1
Ratio of expenses before expense reductions (%)	3.16	5.31	10.26*
Ratio of expenses after expense reductions (%)	2.37[e]	2.85[e]	2.31*
Ratio of net investment income (loss) (%)	.41	.82	.99*
Portfolio turnover rate (%)	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.32% and 2.31% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.21	.03
Net realized and unrealized gain (loss)	(1.41)	1.94	.22
Total from investment operations	(1.24)	2.15	.25
Less distributions from: Net investment income	(.11)	(.13)	—
Net realized gains	(.25)	—	—
Total distributions	(.36)	(.13)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.67	$ 12.27	$ 10.25
Total Return (%)[c]	(10.62)	21.07	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	1
Ratio of expenses before expense reductions (%)	2.27	4.33	9.44*
Ratio of expenses after expense reductions (%)	1.37[d]	1.85[d]	1.31*
Ratio of net investment income (loss) (%)	1.41	1.82	1.99*
Portfolio turnover rate (%)	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.31% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.22	.03
Net realized and unrealized gain (loss)	(1.40)	1.93	.22
Total from investment operations	(1.23)	2.15	.25
Less distributions from: Net investment income	(.12)	(.13)	—
Net realized gains	(.25)	—	—
Total distributions	(.37)	(.13)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.67	$ 12.27	$ 10.25
Total Return (%)[c]	(10.56)	21.23	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	1
Ratio of expenses before expense reductions (%)	2.11	4.26	9.12*
Ratio of expenses after expense reductions (%)	1.37[d]	1.80[d]	1.26*
Ratio of net investment income (loss) (%)	1.41	1.87	2.04*
Portfolio turnover rate (%)	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.26% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Value Opportunities Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also enter into forward foreign currency exchange contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

From November 1, 2007 through August 31, 2008, the Fund incurred approximately $1,373,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009.

The Fund has reviewed the tax positions of both of the two open tax periods as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal periods remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 481,056
Net unrealized appreciation (depreciation) on investments	$ (947,071)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2008	2007
Distributions from ordinary income*	$ 461,684	$ 61,695
Distributions from long-term capital gains	$ 133,228	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $41,691,116 and $39,419,536, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

For the period from September 1, 2007 through September 30, 2007 the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.56%
Class C	2.31%
Class S	1.31%
Institutional Class	1.26%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxers brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.57%
Class C	2.32%
Class S	1.32%
Institutional Class	1.32%

Accordingly, for the year ended August 31, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $162,370 and the amount charged aggregated $15,939, which resulted in an annual effective rate of 0.07% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $2,137 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets and prior to October 1, 2007 a $50,000 minimum per year, whichever was greater, computed and accrued daily and payable monthly. For the year ended August 31, 2008, the Advisor received an Administration Fee of $23,391, of which $1,718 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2008
Class A	$ 3,944	$ 3,944	$ —
Class C	2,060	2,060	—
Class S	5,795	5,795	—
Institutional Class	259	259	—
	$ 12,058	$ 12,058	$ —

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2008, the Distribution Fee was as follows.

Distribution Fee	Total Aggregated	Unpaid at August 31, 2008
Class C	$ 28,085	$ 1,861

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2008	Annual Effective Rate
Class A	$ 11,141	$ 399	$ 1,031.21%
Class C	8,252	56	581.22%
	$ 19,393	$ 455	$ 1,612

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2008 aggregated $2,680.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2008, DIDI received $239 for Class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,096, of which $7,967 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended August 31, 2008, the Fund paid its allocated portion of the retirement benefit of $115 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2008, other affiliated funds held approximately 38% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	416,867	$ 5,163,515	128,599	$ 1,480,435
Class C	111,205	1,397,746	148,044	1,662,892
Class S	251,371	3,065,020	220,259	2,563,378
Institutional Class	195,048	2,331,890	698,511	8,723,457
		$ 11,958,171		$ 14,430,162
Shares issued to shareholders in reinvestment of distributions
Class A	9,652	$ 121,806	1,348	$ 15,264
Class C	4,120	52,175	224	2,548
Class S	6,791	85,629	1,995	22,545
Institutional Class	21,397	269,819	1,719	19,427
		$ 529,429		$ 59,784
Shares redeemed
Class A	(194,944)	$ (2,258,967)	(9,258)	$ (110,416)
Class C	(151,040)	(1,734,492)	(2,232)	(26,754)
Class S	(206,973)	(2,425,454)	(28,805)	(339,920)
Institutional Class	(346,776)	(4,212,492)	(13,865)	(159,643)
		$ (10,631,405)		$ (636,733)
Redemption fees		$ 231		$ 742
Net increase (decrease)
Class A	231,575	$ 3,026,355	120,689	$ 1,385,362
Class C	(35,715)	(284,571)	146,036	1,638,705
Class S	51,189	725,425	193,449	2,246,647
Institutional Class	(130,331)	(1,610,783)	686,365	8,583,241
		$ 1,856,426		$ 13,853,955

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS International Value Opportunities Fund (the "Fund") at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 27, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.077 per share from long-term capital gains during its year ended August 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $97,000 as capital gain dividends for its year ended August 31, 2008, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $62,149 and earned $367,960 of foreign source income during the year ended August 31, 2008. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.035 per share as foreign taxes paid and $0.207 per share as income earned from foreign sources for the year ended August 31, 2008.

For Federal Income Tax purposes, the Fund designates $669,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of August 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVSX	DNVIX
CUSIP Number	23337R 650	23337R 643	23337R 627	23337R 635
Fund Number	455	755	2355	591

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2008, DWS International Value Opportunities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERNATIONAL VALUE OPPORTUNITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$56,300	$0	$0	$0
2007	$45,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$98,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of

Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2008